UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

April 5, 2013
Date of Report (Date of earliest event reported)

NYSE Euronext
(Exact name of registrant as specified in its charter)

Delaware	001–33392	20–5110848
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11 Wall Street New York, New York		10005
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (212) 656–3000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Amendment No. 1 to Current Report on Form 8-K/A (the “Amended 8-K”) is being furnished to update the Current Report on Form 8-K furnished by NYSE Euronext (the “Company”) on April 8, 2013 (the “Original 8-K”).  The primary purpose of the Amended 8-K is to furnish the Company’s Monthly Transaction Activity Data Table for March 2013 as Exhibit 99.2 (attached hereto), which is incorporated by reference into Item 2.02 of the Original 8-K.  In addition, the reference to February 26, 2014 as the filing date of the Company’s Form 10-K in Exhibit 99.1 to the Original 8-K under the heading “Cautionary Statement Regarding Forward Looking Statements” is changed to February 26, 2013.

The information in Item 2.02 of the Original 8-K, including Exhibit 99.1 attached thereto and Exhibit 99.2 attached to this Amended 8-K, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section and shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, except as otherwise expressly stated in such filing.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit Number	Description

99.2	NYSE Euronext’s Monthly Transaction Activity Data Table for March 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NYSE Euronext
Dated: April 10, 2013

	By:	/s/ Janet L. McGinness
	Name:	Janet L. McGinness
	Title:	Executive Vice President and Corporate Secretary